COMTELCO INTERNATIONAL INC.

 INCORPORATED                                                   CUSIP 205836 109
UNDER THE LAWS                                                  SEE REVERSE FOR
OF THE STATE OF                                                     CERTAIN
  DELAWARE                                                        DEFINITIONS

      THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.00001 PAR VALUE, OF COMTELCO INTERNATIONAL INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

      This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                      SEAL

      SECRETARY                                            CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER & TRUST COMPANY
BY

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                              AUTHORIZED OFFICER

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common    UNIF GIFT MIN ACT   ------ Custodian-------

TEN ENT  --  as tenants by the                         (Cust)            (Minor)
             entireties                                under Uniform Gifts to
                                                            Minors Act
                                                       -------------------------
JT TEN   --  as joint tenants with                                (State)
             right of survivorship
             and not as tenants in
             common


      Additional abbreviations may also be used though not in the above list.

For Value Received,

_________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
             OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________

________________________________

________________________________________________________________________________
(PLEASE PRINT  OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________
                                                                          Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
                                                                        Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated: ________________________________

________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                X
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                                                      Signature Guaranteed

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